MARKED TO SHOW CHANGES

                                                       SEC File Nos. 2-10607
                                                                     811-572

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                             Registration Statement
                                     Under
                            the Securities Act of 1933

                        Post-Effective Amendment No.  105
                                      and
                              Registration Statement
                                     Under
                       The Investment Company Act of 1940
                                Amendment No.  25

                           AMERICAN MUTUAL FUND, INC.
                (Exact Name of Registrant as specified in charter)

                             333 South Hope Street
                         Los Angeles, California 90071
                     (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (213) 486-9200

                                 Vincent P. Corti
                      Capital Research and Management Company
                               333 South Hope Street
                           Los Angeles, California 90071
                      (name and address of agent for service)

                                     Copies to:
                              ERIC A.S. RICHARDS, ESQ.
                               O'Melveny & Myers LLP
                               400 South Hope Street
                           Los Angeles, California  90071
                            (Counsel for the Registrant)

                     Approximate date of proposed public offering:
        It is proposed that this filing become effective on January 1, 1999, pursuant to paragraph (b) of rule 485.

                         THE AMERICAN FUNDS GROUP LOGO

--------------------------------------------------------------------------------
                   AMERICAN MUTUAL FUND-REGISTERED TRADEMARK-
                                   PROSPECTUS

                                JANUARY 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN MUTUAL FUND, INC.

333 South Hope Street
Los Angeles, CA 90071

TICKER SYMBOL: AMRMX NEWSPAPER ABBREV.: AMutl FUND NO.: 03

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     2
 ........................................................................
Fees and Expenses of the Fund                                           5
 ........................................................................
Investment Objectives, Strategies and Risks                             6
 ........................................................................
Year 2000                                                               9
 ........................................................................
Management and Organization                                            10
 ........................................................................
Shareholder Information                                                12
 ........................................................................
Purchase and Exchange of Shares                                        13
 ........................................................................
Distribution Arrangements                                              17
 ........................................................................
Financial Highlights                                                   18

-------------------------------------------------------------------

03-010-0199/MC                          AMERICAN MUTUAL FUND / PROSPECTUS      1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund seeks to provide you with current income, growth of capital and conservation of principal. The fund invests primarily in common stocks of larger, more established companies that have long records of increasing earnings and dividends.

The fund is designed for investors seeking both income and capital appreciation, as well as conservation of principal. In pursuing its objectives, the fund tends to invest in stocks that are more resilient to market declines. The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies. An investment in the fund is subject to risks including the possibility that it may decline in value in response to certain events, such as changes in the market or general economy. In addition, the prices of equity securities held by the fund may be affected by events involving the issuers of these securities. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

2     AMERICAN MUTUAL FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how fund results may vary:

  Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

88            12.85%
89            25.25%
90            -1.62%
91            21.72%
92             7.83%
93            14.28%
94             0.33%
95            31.38%
96            16.22%
97            26.39%

  THE FUND'S YEAR-TO-DATE RETURN FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 WAS 2.06%.

The fund's highest/lowest QUARTERLY results during this time period were:

X  HIGHEST  11.87% (quarter ended June 30, 1997)

X  LOWEST   -8.68% (quarter ended September 30, 1990)

                                        AMERICAN MUTUAL FUND / PROSPECTUS      3

For periods ended December 31, 1997:

                                           THE FUND WITH
                                              MAXIMUM
AVERAGE ANNUAL                              SALES CHARGE        S&P
TOTAL RETURN                                DEDUCTED(1)        500(2)
----------------------------------------------------------------------
One Year                                      19.14%          33.32%
 .....................................................................
Five Years                                    15.83%          20.23%
 .....................................................................
Ten Years                                     14.30%          18.01%
 .....................................................................
Lifetime(3)                                   13.25%          13.11%

Yield(1): 2.67%

(For current yield information call American FundsLine-Registered Trademark- at 1-800-325-3590)

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE OF 5.75% BE DEDUCTED. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON FEBRUARY 21, 1950.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. In addition, past results are not an indication of future results.

4   AMERICAN MUTUAL FUND / PROSPECTUS

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)       5.75%(1)
 ..............................................
Maximum sales charge imposed on
reinvested dividends                         0%
 ..............................................
Maximum deferred sales charge                0%(2)
 ..............................................
Redemption or exchange fees                  0%

(1) SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

(2) A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------
Management Fees                         0.28%
 ............................................
Service (12b-1) Fees                    0.21%*
 ............................................
Other Expenses                          0.07%
 ............................................
Total Annual Fund Operating Expenses    0.56%

 *12b-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

EXAMPLE

This Example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------
One Year                                 $  629
 ..............................................
Three Years                              $  744
 ..............................................
Five Years                               $  870
 ..............................................
Ten Years                                $1,236

                                        AMERICAN MUTUAL FUND / PROSPECTUS      5

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal. The fund invests primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends are well protected. In addition, the fund may invest in global companies that are part of the Standard & Poor's 500 Stock Composite Index which is considered a broad measure of the U.S. market. The fund's equity investments are limited to securities included on its eligible list, which is approved by the fund's board of directors. The list consists of securities deemed suitable in light of the fund's investment objectives and policies generally described above. Securities are added to, or deleted from, the eligible list by the fund's board after reviewing and acting upon the recommendations of the fund's investment adviser.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of securities held in the fund's portfolio, adverse conditions affecting the general economy, or overall market declines. The fund may also hold cash, cash equivalents and other fixed-income securities. The extent of the fund's cash position will be dependent on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objectives over the short-term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

6     AMERICAN MUTUAL FUND / PROSPECTUS

ADDITIONAL INVESTMENT RESULTS

AVERAGE ANNUAL                           THE FUND WITH NO     LIPPER
TOTAL RETURN                             SALES CHARGE(1)     INDEX(2)
-----------------------------------------------------------------------
Nine Months ended September 30, 1998           2.06%         -2.30%

 ......................................................................
(for periods ended December 31, 1997):

One Year                                      26.39%         26.88%

 ......................................................................
Five Years                                    17.22%         18.04%

 ......................................................................
Ten Years                                     14.98%         16.02%

 ......................................................................
Lifetime(3)                                   13.39%           n/a

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA THAT IS REQUIRED FOR ALL STOCK AND BOND FUNDS.

(2) THE LIPPER GROWTH AND INCOME FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX THAT REPRESENTS FUNDS THAT COMBINE A GROWTH-OF-EARNINGS ORIENTATION AND AN INCOME REQUIREMENT FOR LEVEL AND/OR RISING DIVIDENDS. THE INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON FEBRUARY 21, 1950.

                                        AMERICAN MUTUAL FUND / PROSPECTUS      7

   THE FOLLOWING CHART ILLUSTRATES THE INDUSTRY MIX OF THE FUND'S INVESTMENT PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, OCTOBER 31, 1998.

   LARGEST INDUSTRY HOLDINGS

   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Banking                          12.68%
  Telecommunications                9.33%
  Energy Sources                    6.56%
  Chemicals                         4.51%
  Health & Personal Care            3.91%
  Other Industries                 36.30%
  Bonds, Notes, Cash & Equiv-
  alents                           26.71%

TEN LARGEST INDIVIDUAL          PERCENT OF
HOLDINGS                        NET ASSETS
------------------------------------------
Ameritech                          3.26%
 .........................................
AT&T                               2.79
 .........................................
Amoco                              1.84
 .........................................
IBM                                1.57
 .........................................
BANK ONE                           1.40
 .........................................
Norfolk Southern                   1.25
 .........................................
TRW                                1.23
 .........................................
Firstar                            1.22
 .........................................
Warner-Lambert                     1.20
 .........................................
First Union                        1.17
 .........................................

BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO
 TIME.

8     AMERICAN MUTUAL FUND / PROSPECTUS

-------------------------------------------------------------------

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                                        AMERICAN MUTUAL FUND / PROSPECTUS      9

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American Mutual Fund are listed on the following page.

10     AMERICAN MUTUAL FUND / PROSPECTUS

                                                                                                YEARS OF EXPERIENCE AS AN
                                                                                                 INVESTMENT PROFESSIONAL
                                                                                                   (INCLUDING THE LAST
                                                                    YEARS OF EXPERIENCE AS             FIVE YEARS)
                                                                     PORTFOLIO COUNSELOR        WITH CAPITAL
                                                                 (AND RESEARCH PROFESSIONAL,    RESEARCH AND
                                                                      IF APPLICABLE) FOR         MANAGEMENT
   PORTFOLIO COUNSELORS FOR                                          AMERICAN MUTUAL FUND        COMPANY OR
     AMERICAN MUTUAL FUND              PRIMARY TITLE(S)                 (APPROXIMATE)            AFFILIATES   TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------
JAMES K. DUNTON                 Chairman of the Board of the    29 years                        36 years      36 years
                                fund. Senior Vice President
                                and Director, Capital Research
                                and Management Company
-------------------------------------------------------------------------------------------------------------------------
ROBERT G. O'DONNELL             President and Director of the   11 years (plus 12 years as      23 years      26 years
                                fund. Senior Vice President     research professional prior to
                                and Director, Capital Research  becoming a portfolio counselor
                                and Management Company          for the fund)
-------------------------------------------------------------------------------------------------------------------------
JON B. LOVELACE, JR.            Director of the fund. Chairman  39 years                        47 years      47 years
                                Emeritus, Capital Research and
                                Management Company
-------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. ARMOUR               Senior Vice President of the    7 years (plus 6 years as        16 years      16 years
                                fund. Director, Capital         research professional prior to
                                Research and Management         becoming a portfolio counselor
                                Company. Chairman of the        for the fund)
                                Board, Capital Research
                                Company*
-------------------------------------------------------------------------------------------------------------------------
R. MICHAEL SHANAHAN             Chairman of the Board and       13 years (plus 7 years as       34 years      34 years
                                Principal Executive Officer,    research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company              for the fund)
-------------------------------------------------------------------------------------------------------------------------

   THE FUND BEGAN INVESTMENT OPERATIONS ON FEBRUARY 21, 1950.
  * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      11

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180
                                     [MAP]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

12     AMERICAN MUTUAL FUND / PROSPECTUS

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

------------------------------------------------------------------
To establish an account                                       $250
  For a retirement plan account                               $250
  For a retirement plan account through payroll deduction     $ 25
To add to an account                                          $ 50
  For a retirement plan account through payroll deduction     $ 25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      13

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $50,000                                      5.75%               6.10%             5.00%
 .......................................................................................................
$50,000 but less than $100,000                         4.50%               4.71%             3.75%
 .......................................................................................................
$100,000 but less than $250,000                        3.50%               3.63%             2.75%
 .......................................................................................................
$250,000 but less than $500,000                        2.50%               2.56%             2.00%
 .......................................................................................................
$500,000 but less $1 million                           2.00%               2.04%             1.60%
 .......................................................................................................
$1 million or more and certain other
investments described below                      see below           see below             see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

14     AMERICAN MUTUAL FUND / PROSPECTUS

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      15

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDS LINE-REGISTERED TRADEMARK- OR AMERICAN FUNDSLINE ONLINE-REGISTERED TRADEMARK-

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE-REGISTERED TRADEMARK-, OR AMERICAN FUNDSLINE ONLINE-REGISTERED TRADEMARK-

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

16     AMERICAN MUTUAL FUND / PROSPECTUS

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      17

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                  YEARS ENDED OCTOBER 31
                                         ..........................................
                                          1998     1997     1996     1995    1994
                                         -----------------------------------------
Net asset value,
beginning of period                       $30.14   $26.54   $24.17  $21.60  $23.21
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        .84      .83      .84     .87     .88
 .................................................................................
Net gains or losses on securities (both
realized and unrealized)                    3.48     5.19     3.52    3.41   (.54)
----------------------------------------------------------------------------------
Total from investment operations            4.32     6.02     4.36    4.28     .34
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment income)      (.80)   (.81)    (.84)   (.84)   (.84)
 .................................................................................
Distributions (from capital gains)         (2.48)  (1.61)   (1.15)   (.87)  (1.11)
 .................................................................................
Total distributions                        (3.28)  (2.42)   (1.99)  (1.71)  (1.95)
----------------------------------------------------------------------------------
Net asset value, end of period            $31.18   $30.14   $26.54  $24.17  $21.60
----------------------------------------------------------------------------------
Total return(1)                           15.15%   24.19%   18.89%  21.25%   1.75%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $10,215   $9,362   $7,759  $6,552  $5,397
 .................................................................................
Ratios of expenses to average net
assets                                      .56%     .58%     .59%    .59%    .60%
 .................................................................................
Ratio of net income to average net
assets                                     2.75%    2.95%    3.36%   3.92%   4.07%
 .................................................................................
Portfolio turnover rate                   28.97%   19.16%   24.21%  23.31%  18.46%

(1)EXCLUDES MAXIMUM SALES CHARGE OF 5.75%.

18     AMERICAN MUTUAL FUND / PROSPECTUS

--------------------------------------------------------------------------------

NOTES

                                       AMERICAN MUTUAL FUND / PROSPECTUS      19

-------------------------------------------------------------------

NOTES

20     AMERICAN MUTUAL FUND / PROSPECTUS

-------------------------------------------------------------------

NOTES

                                       AMERICAN MUTUAL FUND / PROSPECTUS      21

FOR SHAREHOLDER       FOR RETIREMENT PLAN   FOR DEALER
SERVICES              SERVICES              SERVICES
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11
                      FOR 24-HOUR INFORMATION

American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------

  MULTIPLE TRANSLATIONS

  This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ------------------------------------------------------------------

  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.

  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              333 South Hope Street
                                Los Angeles, California 90071

   Investment Company File No. 811-572       [LOGO] Printed on recycled paper


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
Vincent P. Corti
Secretary

                         THE AMERICAN FUNDS GROUP LOGO

--------------------------------------------------------------------------------
                   AMERICAN MUTUAL FUND-REGISTERED TRADEMARK-
                                   PROSPECTUS

                                JANUARY 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN MUTUAL FUND, INC.

333 South Hope Street
Los Angeles, CA 90071

TICKER SYMBOL: AMRMX NEWSPAPER ABBREV.: AMutl FUND NO.: 03

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     2
 ........................................................................
Fees and Expenses of the Fund                                           5
 ........................................................................
Investment Objectives, Strategies and Risks                             6
 ........................................................................
Year 2000                                                               9
 ........................................................................
Management and Organization                                            10
 ........................................................................
Shareholder Information                                                12
 ........................................................................
Purchase and Exchange of Shares                                        13
 ........................................................................
Distribution Arrangements                                              17
 ........................................................................
Financial Highlights                                                   18

-------------------------------------------------------------------

03-010-0199/MC                          AMERICAN MUTUAL FUND / PROSPECTUS      1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund seeks to provide you with current income, growth of capital and conservation of principal. The fund invests primarily in common stocks of larger, more established companies that have long records of increasing earnings and dividends.

The fund is designed for investors seeking both income and capital appreciation, as well as conservation of principal. In pursuing its objectives, the fund tends to invest in stocks that are more resilient to market declines. The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies. An investment in the fund is subject to risks including the possibility that it may decline in value in response to certain events, such as changes in the market or general economy. In addition, the prices of equity securities held by the fund may be affected by events involving the issuers of these securities. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

2     AMERICAN MUTUAL FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how fund results may vary:

  Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

88            12.85%
89            25.25%
90            -1.62%
91            21.72%
92             7.83%
93            14.28%
94             0.33%
95            31.38%
96            16.22%
97            26.39%

  THE FUND'S YEAR-TO-DATE RETURN FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 WAS 2.06%.

The fund's highest/lowest QUARTERLY results during this time period were:

X  HIGHEST  11.87% (quarter ended June 30, 1997)

X  LOWEST   -8.68% (quarter ended September 30, 1990)

                                        AMERICAN MUTUAL FUND / PROSPECTUS      3

For periods ended December 31, 1997:

                                           THE FUND WITH
                                              MAXIMUM
AVERAGE ANNUAL                              SALES CHARGE        S&P
TOTAL RETURN                                DEDUCTED(1)        500(2)
----------------------------------------------------------------------
One Year                                      19.14%          33.32%
 .....................................................................
Five Years                                    15.83%          20.23%
 .....................................................................
Ten Years                                     14.30%          18.01%
 .....................................................................
Lifetime(3)                                   13.25%          13.11%

Yield(1): 2.67%

(For current yield information call American FundsLine-Registered Trademark- at 1-800-325-3590)

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE OF 5.75% BE DEDUCTED. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON FEBRUARY 21, 1950.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. In addition, past results are not an indication of future results.

4   AMERICAN MUTUAL FUND / PROSPECTUS

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)       5.75%(1)
 ..............................................
Maximum sales charge imposed on
reinvested dividends                         0%
 ..............................................
Maximum deferred sales charge                0%(2)
 ..............................................
Redemption or exchange fees                  0%

(1) SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

(2) A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------
Management Fees                         0.28%
 ............................................
Service (12b-1) Fees                    0.21%*
 ............................................
Other Expenses                          0.07%
 ............................................
Total Annual Fund Operating Expenses    0.56%

 *12b-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

EXAMPLE

This Example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------
One Year                                 $  629
 ..............................................
Three Years                              $  744
 ..............................................
Five Years                               $  870
 ..............................................
Ten Years                                $1,236

                                        AMERICAN MUTUAL FUND / PROSPECTUS      5

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal. The fund invests primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends are well protected. In addition, the fund may invest in global companies that are part of the Standard & Poor's 500 Stock Composite Index which is considered a broad measure of the U.S. market. The fund's equity investments are limited to securities included on its eligible list, which is approved by the fund's board of directors. The list consists of securities deemed suitable in light of the fund's investment objectives and policies generally described above. Securities are added to, or deleted from, the eligible list by the fund's board after reviewing and acting upon the recommendations of the fund's investment adviser.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of securities held in the fund's portfolio, adverse conditions affecting the general economy, or overall market declines. The fund may also hold cash, cash equivalents and other fixed-income securities. The extent of the fund's cash position will be dependent on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objectives over the short-term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

6     AMERICAN MUTUAL FUND / PROSPECTUS

ADDITIONAL INVESTMENT RESULTS

AVERAGE ANNUAL                           THE FUND WITH NO     LIPPER
TOTAL RETURN                             SALES CHARGE(1)     INDEX(2)
-----------------------------------------------------------------------
Nine Months ended September 30, 1998           2.06%         -2.30%

 ......................................................................
(for periods ended December 31, 1997):

One Year                                      26.39%         26.88%

 ......................................................................
Five Years                                    17.22%         18.04%

 ......................................................................
Ten Years                                     14.98%         16.02%

 ......................................................................
Lifetime(3)                                   13.39%           n/a

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA THAT IS REQUIRED FOR ALL STOCK AND BOND FUNDS.

(2) THE LIPPER GROWTH AND INCOME FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX THAT REPRESENTS FUNDS THAT COMBINE A GROWTH-OF-EARNINGS ORIENTATION AND AN INCOME REQUIREMENT FOR LEVEL AND/OR RISING DIVIDENDS. THE INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON FEBRUARY 21, 1950.

                                        AMERICAN MUTUAL FUND / PROSPECTUS      7

   THE FOLLOWING CHART ILLUSTRATES THE INDUSTRY MIX OF THE FUND'S INVESTMENT PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, OCTOBER 31, 1998.

   LARGEST INDUSTRY HOLDINGS

   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Banking                          12.68%
  Telecommunications                9.33%
  Energy Sources                    6.56%
  Chemicals                         4.51%
  Health & Personal Care            3.91%
  Other Industries                 36.30%
  Bonds, Notes, Cash & Equiv-
  alents                           26.71%

TEN LARGEST INDIVIDUAL          PERCENT OF
HOLDINGS                        NET ASSETS
------------------------------------------
Ameritech                          3.26%
 .........................................
AT&T                               2.79
 .........................................
Amoco                              1.84
 .........................................
IBM                                1.57
 .........................................
BANK ONE                           1.40
 .........................................
Norfolk Southern                   1.25
 .........................................
TRW                                1.23
 .........................................
Firstar                            1.22
 .........................................
Warner-Lambert                     1.20
 .........................................
First Union                        1.17
 .........................................

BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO
 TIME.

8     AMERICAN MUTUAL FUND / PROSPECTUS

-------------------------------------------------------------------

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                                        AMERICAN MUTUAL FUND / PROSPECTUS      9

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American Mutual Fund are listed on the following page.

10     AMERICAN MUTUAL FUND / PROSPECTUS

                                                                                                YEARS OF EXPERIENCE AS AN
                                                                                                 INVESTMENT PROFESSIONAL
                                                                                                   (INCLUDING THE LAST
                                                                    YEARS OF EXPERIENCE AS             FIVE YEARS)
                                                                     PORTFOLIO COUNSELOR        WITH CAPITAL
                                                                 (AND RESEARCH PROFESSIONAL,    RESEARCH AND
                                                                      IF APPLICABLE) FOR         MANAGEMENT
   PORTFOLIO COUNSELORS FOR                                          AMERICAN MUTUAL FUND        COMPANY OR
     AMERICAN MUTUAL FUND              PRIMARY TITLE(S)                 (APPROXIMATE)            AFFILIATES   TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------
JAMES K. DUNTON                 Chairman of the Board of the    29 years                        36 years      36 years
                                fund. Senior Vice President
                                and Director, Capital Research
                                and Management Company
-------------------------------------------------------------------------------------------------------------------------
ROBERT G. O'DONNELL             President and Director of the   11 years (plus 12 years as      23 years      26 years
                                fund. Senior Vice President     research professional prior to
                                and Director, Capital Research  becoming a portfolio counselor
                                and Management Company          for the fund)
-------------------------------------------------------------------------------------------------------------------------
JON B. LOVELACE, JR.            Director of the fund. Chairman  39 years                        47 years      47 years
                                Emeritus, Capital Research and
                                Management Company
-------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. ARMOUR               Senior Vice President of the    7 years (plus 6 years as        16 years      16 years
                                fund. Director, Capital         research professional prior to
                                Research and Management         becoming a portfolio counselor
                                Company. Chairman of the        for the fund)
                                Board, Capital Research
                                Company*
-------------------------------------------------------------------------------------------------------------------------
R. MICHAEL SHANAHAN             Chairman of the Board and       13 years (plus 7 years as       34 years      34 years
                                Principal Executive Officer,    research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company              for the fund)
-------------------------------------------------------------------------------------------------------------------------

   THE FUND BEGAN INVESTMENT OPERATIONS ON FEBRUARY 21, 1950.
  * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      11

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180
                                     [MAP]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

12     AMERICAN MUTUAL FUND / PROSPECTUS

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

------------------------------------------------------------------
To establish an account                                       $250
  For a retirement plan account                               $250
  For a retirement plan account through payroll deduction     $ 25
To add to an account                                          $ 50
  For a retirement plan account through payroll deduction     $ 25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      13

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $50,000                                      5.75%               6.10%             5.00%
 .......................................................................................................
$50,000 but less than $100,000                         4.50%               4.71%             3.75%
 .......................................................................................................
$100,000 but less than $250,000                        3.50%               3.63%             2.75%
 .......................................................................................................
$250,000 but less than $500,000                        2.50%               2.56%             2.00%
 .......................................................................................................
$500,000 but less $1 million                           2.00%               2.04%             1.60%
 .......................................................................................................
$1 million or more and certain other
investments described below                      see below           see below             see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

14     AMERICAN MUTUAL FUND / PROSPECTUS

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      15

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDS LINE-REGISTERED TRADEMARK- OR AMERICAN FUNDSLINE ONLINE-REGISTERED TRADEMARK-

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE-REGISTERED TRADEMARK-, OR AMERICAN FUNDSLINE ONLINE-REGISTERED TRADEMARK-

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

16     AMERICAN MUTUAL FUND / PROSPECTUS

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                       AMERICAN MUTUAL FUND / PROSPECTUS      17

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                  YEARS ENDED OCTOBER 31
                                         ..........................................
                                          1998     1997     1996     1995    1994
                                         -----------------------------------------
Net asset value,
beginning of period                       $30.14   $26.54   $24.17  $21.60  $23.21
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        .84      .83      .84     .87     .88
 .................................................................................
Net gains or losses on securities (both
realized and unrealized)                    3.48     5.19     3.52    3.41   (.54)
----------------------------------------------------------------------------------
Total from investment operations            4.32     6.02     4.36    4.28     .34
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment income)      (.80)   (.81)    (.84)   (.84)   (.84)
 .................................................................................
Distributions (from capital gains)         (2.48)  (1.61)   (1.15)   (.87)  (1.11)
 .................................................................................
Total distributions                        (3.28)  (2.42)   (1.99)  (1.71)  (1.95)
----------------------------------------------------------------------------------
Net asset value, end of period            $31.18   $30.14   $26.54  $24.17  $21.60
----------------------------------------------------------------------------------
Total return(1)                           15.15%   24.19%   18.89%  21.25%   1.75%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $10,215   $9,362   $7,759  $6,552  $5,397
 .................................................................................
Ratios of expenses to average net
assets                                      .56%     .58%     .59%    .59%    .60%
 .................................................................................
Ratio of net income to average net
assets                                     2.75%    2.95%    3.36%   3.92%   4.07%
 .................................................................................
Portfolio turnover rate                   28.97%   19.16%   24.21%  23.31%  18.46%

(1)EXCLUDES MAXIMUM SALES CHARGE OF 5.75%.

18     AMERICAN MUTUAL FUND / PROSPECTUS

--------------------------------------------------------------------------------

NOTES

                                       AMERICAN MUTUAL FUND / PROSPECTUS      19

-------------------------------------------------------------------

NOTES

20     AMERICAN MUTUAL FUND / PROSPECTUS

-------------------------------------------------------------------

NOTES

                                       AMERICAN MUTUAL FUND / PROSPECTUS      21

FOR SHAREHOLDER       FOR RETIREMENT PLAN   FOR DEALER
SERVICES              SERVICES              SERVICES
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11
                      FOR 24-HOUR INFORMATION

American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------

  MULTIPLE TRANSLATIONS

  This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ------------------------------------------------------------------

  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.

  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              333 South Hope Street
                                Los Angeles, California 90071

   Investment Company File No. 811-572       [LOGO] Printed on recycled paper

                             AMERICAN MUTUAL FUND, INC.

                                     Part B
                       Statement of Additional Information

                                JANUARY 1, 1999

This document is not a prospectus but should be read in conjunction with the current Prospectus of American Mutual Fund, Inc. (the fund or AMF) dated January 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          American Mutual Fund, Inc.
                            Attention: Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                      Page No.

Certain Investment Limitations and Guidelines             2

Description of Certain Securities and Investment          2
Techniques

Investment Restrictions                                   4

Fund Organization                                         6

Fund Directors and Officers                               7

Management                                                11

Dividends, Distributions and Federal Taxes                13

Purchase of Shares                                        16

Selling Shares                                            22

Shareholder Account Services and Privileges               24

Execution of Portfolio Transactions                       26

General Information                                       27

Investment Results and Related Statistics                 28

Financial Statements                                      Attached



                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

- The fund's equity investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies.

EQUITY SECURITIES

- The fund will invest principally in equity-type securities such as common stocks and securities which are convertible into common stock or preferred stock.

DEBT SECURITIES

- The fund's investments in straight debt securities (I.E., not convertible into equity) will be rated A or better or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

- The fund may invest in securities of issuers domiciled outside the U.S. that are part of the Standard & Poor's 500 Stock Composite Index.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The fund will invest primarily in equity-type securities of companies that are likely to participate in the growth of the American economy; however, the fund is not restricted with regard to the percentage of its portfolio which may be placed in any particular type of investment. The economic outlook of Capital Research and Management Company (the Investment Adviser) and the fundamental and relative attractiveness of individual securities will determine the fund's relative investment in cash and cash equivalents, bonds, preferred stocks, common stocks and obligations of the U.S. Government, or its agencies or instrumentalities.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objectives, Strategies and Risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa. The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the Investment Adviser. The top three rating categories for Standard & Poor's and Moody's are described below:

STANDARD & POOR'S CORPORATION -- ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

MOODY'S INVESTORS SERVICE, INC. -- applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its gneric rating category:

"Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

CASH AND CASH EQUIVALENTS -- The fund may maintain assets in cash or cash equivalents. These securities include: (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availabillity of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental investment restrictions, which cannot be changed without approval by a majority of its outstanding shares. Such majority is defined within the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

These restrictions provide that the fund shall make no investment:

 1. Which involves promotion or business management by the fund;

 2. In any security about which information is not available with respect to the history, management, assets, earnings, and income of the issuer;

 3. If the investment would cause more than 5% of the value of the assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

 4. If the investment would cause more than 20% of the value of the assets of the fund to be invested in securities of companies in any one industry;

 5. If the investment would cause the fund to own more than 10% of any class of securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer;

 6. In any security which has not been placed on the fund's "Eligible List" (See Prospectus).

The foregoing restrictions do not apply to the purchase of securities issued or fully guaranteed by the U.S. Government. Such restrictions also do not apply to the acquisition of securities or property in satisfaction of claims or as distributions on securities owned, or to the exercise of rights distributed on securities owned; but if any securities or property so acquired would not be permitted as an investment under the foregoing restrictions, they must be converted into a permissible investment as soon as reasonably practicable.

The fund is not permitted to:

  7. Invest in real estate;

  8. Make any investment which would subject it to unlimited liability;

  9. Buy securities on margin;

 10. Sell securities short; nor

 11. Borrow money.

The fund does not concentrate investments in one industry or group of industries, invest in commodities, or make loans except in the very occasional instance where interest returns on a loan are particularly favorable, the loan is secured by at least 150% of marketable securities, the total loans outstanding would not exceed 20% of the current market value of the assets of the fund, and total loans to any one borrower would not exceed 5% of the value of such assets. No loans have ever been made to any person under the foregoing authority. Loans may not be made to persons affiliated with the fund. The fund does not invest to control other companies. While the fundamental policies of the fund permit it to act as underwriter of securities issued by others, it is not the practice of the fund to do so. The fundamental policies set forth in this paragraph also may not be changed without shareholder approval.

Further investment policies of the fund include the following: the fund will not purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer; the fund will not invest in the securities of other investment companies (except in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission); the fund will not invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations; the fund will not ordinarily purchase securities which are non-income-producing at the time of purchase; the fund will not invest in puts, calls, straddles, spreads or any combination thereof; the fund will not purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures; nor will the fund invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); nor invest more than 15% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market).

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1949 and reincorporated in Maryland on December 20, 1983.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers - Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME,                      POSITION          PRINCIPAL                  AGGREGATE            TOTAL                 TOTAL
ADDRESS                    WITH              OCCUPATION(S)              COMPENSATION         COMPENSATION          NUMBER
AND AGE                    REGISTRANT        DURING PAST 5 YEARS        (INCLUDING           (INCLUDING            OF FUND
                                                                        VOLUNTARILY          VOLUNTARILY           BOARDS
                                                                        DEFERRED             DEFERRED              ON WHICH
                                                                        COMPENSATION         COMPENSATION          DIRECTOR
                                                                        /1/) FROM THE        /1/) FROM ALL         SERVES
                                                                        FUND DURING          FUNDS MANAGED         /2/
                                                                        FISCAL YEAR          BY CAPITAL
                                                                        ENDED                RESEARCH AND
                                                                        10/31/98             MANAGEMENT
                                                                                             COMPANY OR ITS
                                                                                             AFFILIATES /2/
                                                                                             FOR THE YEAR
                                                                                             ENDED 10/31/98

H. Frederick               Director          Private Investor;          $23,300/3/           $183,000              19
Christie                                     former President
P.O. Box 144                                 and Chief Executive
Palos Verdes                                 Officer, The
Estates,CA   90274                           Mission Group (non-utility holding

Age:  65                                     company, subsidiary
                                             of Southern
                                             California Edison
                                             Company)

E. H. Clark, Jr.           Director          Chairman of the            $24,900              $24,900               1
West Tower                                   Board and Chief
5000 Birch Street                            Executive Officer,
Newport Beach, CA                            The Friendship
92660                                        Group (an
Age:  72                                     investment
                                             partnership);
                                             former Chairman of
                                             the Board, Baker
                                             Hughes Inc.;
                                             former Chairman of
                                             the Board, Baker
                                             International
                                             Corporation

Mary Anne Dolan            Director          Founder and                $22,700              $35,700               2
1033 Gayley Avenue                           President, M.A.D.,
Los Angeles, CA                              Inc.
90024                                        (a communications
Age:  51                                     company)

+ James K. Dunton          Chairman of       Senior Vice                none/4/              none/4/               1
333 South Hope             the Board         President and
Street                                       Director, Capital
Los Angeles, CA                              Research and
90071                                        Management Company
Age:  60

Martin Fenton,             Director          Chairman, Senior           $23,300/3/           $124,800              15
Jr.4660 La Jolla                             Resource Group,
Village Drive                                Inc. (management of
Suite 725                                    senior living
San Diego, CA                                centers)
92121
Age:  63

E. Eric Johnson            Director          Chairman, TBG              $24,300/3/           $24,300               1
2029 Century Park                            Financial;  former
East                                         Chairman, Johnson &
Los Angeles, CA                              Higgins of
90067                                        California
Age:  71

Mary Myers Kauppila        Director          Private Investor;          $23,900/3/           $97,500               5
One Winthrop Square                          former Owner and
Boston, MA  02210                            President, Energy
Age:  44                                     Investment, Inc.

+ Jon B. Lovelace,         Director          Chairman Emeritus,         none/4/              none/4/               4
Jr.                                          Capital Research
333 South Hope                               and Management
Street                                       Company
Los Angeles, CA
90071
Age:  71

+ Robert G.                President         Senior Vice                none/4/              none/4/               2
O'Donnell                  and               President and
P.O. Box 7650              Director          Director, Capital
San Francisco, CA                            Research and
94120                                        Management Company
Age:  54

Kirk P. Pendleton          Director          Chairman of the            $12,000/3/           $102,400              5
75 James Way                                 Board and Chief
Southampton, PA                              Executive Officer,
18966                                        Cairnwood, Inc.
Age:  59                                     (venture capital
                                             investment)

+ James W. Ratzlaff        Vice              Senior Partner, The        none/4/              none/4/               7
P.O. Box 7650              Chairman of       Capital Group
San Francisco, CA          the Board         Partners, L.P.
94120
Age:  62

Olin C. Robison            Director          President of the           $23,300/3/           $90,000               3
The Marble Works                             Salzburg Seminar;
P.O. Box 886                                 Professor and
Middlebury, VT                               former President,
05753                                        Middlebury College
Age:   62


+ Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended October 31, 1998 for participating Directors is as follows:
H. Frederick Christie ($88,600), Martin Fenton, Jr. ($36,200), E. Eric Johnson ($177,400), Mary Myers Kauppila ($183,500), Kirk P. Pendleton ($12,000) and Olin C. Robison ($4,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the director.

/4/ James K. Dunton, Jon B. Lovelace, Jr., Robert G. O'Donnell and James W. Ratzlaff are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S)       PRINCIPAL OCCUPATION(S)
                                    HELD WITH         DURING PAST 5 YEARS
                                    REGISTRANT

James K. Dunton
(see above)

James W. Ratzlaff
(see above)

Robert G. O'Donnell
(see above)

Timothy D. Armour          38       Senior            Director, Capital
333 South Hope                      Vice              Research and Management
Street                              President         Company; Chairman of the
Los Angeles, CA                                       Board, Capital Research
90071                                                 Company

Joyce E. Gordon            42       Vice              Senior Vice President
333 South Hope                      President         and Director,
Street                                                Capital Research Company
Los Angeles, CA
90071

Joanna F. Jonsson          35       Vice              Vice President and
P.O. Box 7650                       President         Director,
San Francisco, CA                                     Capital Research Company
94120

Vincent P. Corti           42       Secretary         Vice President - Fund
333 South Hope                                        Business Mangement
Street                                                Group, Capital Research
Los Angeles, CA                                       and Management Company
90071

Sheryl F. Johnson          30       Treasurer         Vice President - Fund
5300 Robin Hood                                       Business Mangement
Road                                                  Group, Capital Research
Norfolk, VA  23513                                    and Management Company

Robert P. Simmer           37       Assistant         Vice President - Fund
5300 Robin Hood                     Treasurer         Business
Road                                                  Mangement Group, Capital
Norfolk, VA  23513                                    Research and Management
                                                      Company


All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $16,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. As of December 1, 1998 the officers, directors and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser is dated March 1, 1995. The Agreement will continue in effect until March 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical, and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose accounting forms, supplies and postage used at the office of the fund. The fund pays all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel, independent accountant and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Directors who are not affiliated persons of the Investment Adviser.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.384% on the first $1 billion of net assets, plus 0.33% on net assets from $1 billion to $2 billion, plus 0.294% on net assets from $2 billion to $3 billion, plus 0.27% on net assets from $3 billion to $5 billion, plus 0.252% on net assets from $5 billion to $8 billion, plus 0.24% on net assets over $8 billion. In connection with the approval of the Agreement by the fund's Board of Directors, the Investment Adviser has agreed to waive any fees to the extent they would exceed those payable under the rate structure contained in its previous agreement. The fee structure referenced above is lower than that in the previous agreement except in the event that the fund's net assets were to fall below $3 billion. The Agreement provides that the Investment Adviser shall pay the fund the amount by which expenses, with the exception of taxes and expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the sum of 1% of the first $25 million of the monthly average of total assets of the fund for the year and 3/4 of 1% of such average in excess of $25 million.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Investment Adviser received advisory fees of $27,972,000, $24,702,000 and $21,154,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended October 31, 1998 amounted to $3,200,000, after allowance of $15,547,000 to dealers. During the fiscal years ended October 31, 1997 and 1996 the Principal Underwriter retained $2,985,000 and $3,378,000, after allowance of $14,517,000 and $16,767,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401(k) plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended October 31, 1998, the fund paid or accrued $21,106,000 for compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status of, a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it generally will be taxed only on that portion of such investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain on assets held more than one year is 20%; and, the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRA's (deductible, nondeductible and Roth IRA's) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD                  INITIAL INVESTMENT                          ADDITIONAL INVESTMENTS

                        See "Investment Minimums and Fund           $50 minimum (except where a
                        Numbers" for initial investment             lower minimum is noted under
                        minimums.                                   "Investment Minimums and Fund
                                                                    Numbers").

By contacting           Visit any investment dealer who is          Mail directly to your
your investment         registered in the state where the           investment dealer's address
dealer                  purchase is made and who has a              printed on your account
                        sales agreement with American Funds         statement.
                        Distributors.

By mail                 Make your check payable to the fund         Fill out the account additions
                        and mail to the address indicated           form at the bottom of a recent
                        on the account application.  Please         account statement, make your
                        indicate an investment dealer on            check payable to the fund,
                        the account application.                    write your account number on
                                                                    your check, and mail the check
                                                                    and form in the envelope
                                                                    provided with your account
                                                                    statement.

By telephone            Please contact your investment              Complete the "Investments by
                        dealer to open account, then follow         Phone" section on the account
                        the procedures for additional               application or American
                        investments.                                FundsLink Authorization Form.
                                                                    Once you establish the
                                                                    privilege, you, your financial
                                                                    advisor or any person with your
                                                                    account information can call
                                                                    American FundsLine(R) and make
                                                                    investments by telephone
                                                                    (subject to conditions noted in
                                                                    "Telephone and Computer
                                                                    Purchases, Redemptions and
                                                                    Exchanges" below).

By computer             Please contact your investment              Complete the American FundsLink
                        dealer to open account, then follow         Authorization Form.  Once you
                        the procedures for additional               establish the privilege, you,
                        investments.                                your financial advisor or any
                                                                    person with your account
                                                                    information may access American
                                                                    FundsLine OnLine(SM) on the
                                                                    Internet and make investments
                                                                    by computer (subject to
                                                                    conditions noted in "Telephone
                                                                    and Computer Purchases,
                                                                    Redemptions and Exchanges"
                                                                    below).

By wire                 Call 800/421-0180 to obtain your            Your bank should wire your
                        account number(s), if necessary.            additional investments in the
                        Please indicate an investment               same manner as described under
                        dealer on the account.  Instruct            "Initial Investment."
                        your bank to
                        wire funds to:
                        Wells Fargo Bank
                        155 Fifth Street
                        Sixth Floor
                        San Francisco, CA  94106
                        (ABA #121000248)
                        For credit to the account of:
                        American Funds Service Company
                        a/c #4600-076178
                        (fund name)
                        (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(SM)

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(R)

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(SM)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of                  1,000                   19
America(R)

The Tax-Exempt Fund of                       1,000                   20
California(R)*

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(R)

The Tax-Exempt Money Fund of                 2,500                   39
America(SM)

The U.S. Treasury Money Fund of              2,500                   49
America(SM)

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees made with no sales charge are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds.
Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:

   -- Over $50,000;
   -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(SM)) are limited to $50,000 per shareholder each day.

- Checks must be made payable to the registered shareholder(s).

- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application).

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to American Funds Service Company.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund or (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine (SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R)) or computer (including American FundsLine OnLine(SM)), fax or telegraph purchase redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $250, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions for the fiscal years ended October 31, 1998, 1997 and 1996 amounted to $3,840,000, $3,046,000 and
$2,889,000, respectively.

The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan Securities Inc. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of J.P. Morgan Securities Inc. in the amount of $23,563,000 as of the close of its October 31, 1998 fiscal year.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,441,000 for the fiscal year ended October 31, 1998.

INDEPENDENT ACCOUNTANT -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on October 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountant, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 -- The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

The financial statements including the investment portfolio and the report of Independent Accountant contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- OCTOBER 31, 1998

 Net asset value and redemption price per share
  (Net assets divided by shares outstanding)              $31.18

 Maximum offering price per share
  (100/94.25 of net asset value per share which takes
  into account the fund's current maximum sales charge    $33.08



SHAREHOLDER VOTING RIGHTS -- The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At any meeting of shareholders, duly called and at which a quorum is present, shareholders holding a majority of the votes entitled to be cast, may remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 2.44% based on a 30-day (or one month) period ended October 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[((a-b)/cd + 1)/6/ -1]

 Where: a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns for the five- and ten-year periods ending on October 31, 1998 was 8.53%, 14.60%, and 13.87%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT AND THE WALL STREET JOURNAL.

The fund may, from time to time, compare its investment results with the following:

 (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of the 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                       AMF VS. VARIOUS UNMANAGED INDICES

10-Year                                                         Average

Periods                                                         Savings

11/1 -10/31            AMF         DJIA/1/       S&P 500/2/     Account/3/

1988 - 1998            +267%       +432%         +416%          +  61%

1987 - 1997            +258        +408          +387           +  64

1986 - 1996            +204        +342          +292            +  67

1985 - 1995            +232        +384          +321            +  72

1984 - 1994            +233        +362          +297           +  79

1983 - 1993            +247        +338          +307           +  90

1982 - 1992            +273        +384          +353           +101

1981 - 1991            +336        +453          +379           +113

1980 - 1990            +285        +316          +261           +121

1979 - 1989            +426        +423          +415           +124

1978 - 1988            +412        +347          +371           +124

1977 - 1987            +413        +309          +335           +124

1976 - 1986            +414        +233          +284           +124

1975 - 1985            +400        +182          +247           +122

1974 - 1984            +418        +212          +266           +117

1973 - 1983            +312        +120          +145           +111

1972 - 1982            +221        +  76         +  91          +103

1971 - 1981            +179        +  67         +101           +  93

1970 - 1980            +207        +  97         +134           +  83

1969 - 1979            +113        +  50         +  57          +  78

1968 - 1978            +  71       +  28         +  32          +  74

1967 - 1977            +  79       +  40         +  41          +  71

1966 - 1976            +103        +  78         +  82          +  69

1965 - 1975            +  56       +  28         +  36          +  66

1964 - 1974            +  39       +  10         +  21          +  62

1963 - 1973            +  92       +  81         +102           +  59

1962 - 1972            +154        +131          +173           +  56

1961 - 1971            +  96       +  70         +  90          +  54

1960 - 1970            +115        +  86         +116           +  52

1959 - 1969            +134        +  87         +133           +  49

1958 - 1968            +186        +147          +178           +  46

1957 - 1967            +212        +184          +218           +  44


/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

   IF YOU ARE CONSIDERING AMF FOR AN INDIVIDUAL RETIREMENT ACCOUNT. . .

Here's how much you would have if you had invested $2,000 a year on November 1 of each year in AMF over the past 5, 10, 20 and 30 years:

5 years              10 years             20 years             30 years
(11/1/93 -           (11/1/88 -           (11/1/78 -           (11/1/68 -
10/31/98)            10/31/98)            10/31/98)            10/31/98)

$15,911              $45,562              $245,157             $906,970


   SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...

                                                    ...and taken all distributions

                     if you had invested            in shares, your investment

                     $10,000 in AMF                 would have been worth this

                     this many years ago...         much at October 31, 1998



Number               Periods

of Years             11/1 - 10-31                   Value



1                    1997 - 1998                    $10,852

2                    1996 - 1998                    13,478

3                    1995 - 1998                    16,028

4                    1994 - 1998                    19,429

5                    1993 - 1998                    19,767

6                    1992 - 1998                    23,452

7                    1991 - 1998                    25,664

8                    1990 - 1998                    31,986

9                    1989 - 1998                    30,498

10                   1988 - 1998                    36,657

11                   1987 - 1998                    41,245

12                   1986 - 1998                    43,403

13                   1985 - 1998                    56,485

14                   1984 - 1998                    68,671

15                   1983 - 1998                    72,742

16                   1982 - 1998                    92,928

17                   1981 - 1998                    118,645

18                   1980 - 1998                    130,593

19                   1979 - 1998                    170,198

20                   1978 - 1998                    199,191

21                   1977 - 1998                    224,646

22                   1976 - 1998                    236,759

23                   1975 - 1998                    299,814

24                   1974 - 1998                    377,295

25                   1973 - 1998                    317,732

26                   1972 - 1998                    316,548

27                   1971 - 1998                    350,934

28                   1970 - 1998                    424,584

29                   1969 - 1998                    384,070

30                   1968 - 1998                    361,624


Illustration of a $10,000 investment in AMF with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the Fund, February 21, 1950 through October 31, 1998)

             COST OF SHARES                                 VALUE OF SHARES

Fiscal        Annual        Total                           From             From             From

Year End      Income        Dividends        Investment     From Initial     Capital Gains    Dividends      Total

10/31         Dividends     (cumulative)     Cost            Investment      Reinvested       Reinvested     Value



1950          $   310       $   310          $  10,310      $  9,548         $   163          $   307        $  10,018

1951          533           843              10,843         10,706           661              866            12,234

1952          524           1,367            11,367         10,536           1,267            1,360          13,164

1953          579           1,946            11,946         10,452           1,711            1,912          14,076

1954          613           2,559            12,559         13,048           3,195            3,018          19,261

1955          667           3,226            13,226         15,240           5,639            4,170          25,050

1956          789           4,015            14,015         16,087           8,412            5,152          29,651

1957          911           4,926            14,926         13,452           9,479            5,119          28,050

1958          1,010         5,936            15,936         15,936           13,037           7,166          36,140

1959          1,050         6,986            16,986         16,632           16,369           8,487          41,488

1960          1,210         8,196            18,196         15,052           16,968           8,844          40,864

1961          1,257         9,453            19,453         18,495           23,683           12,169         54,348

1962          1,372         10,825           20,825         14,638           21,047           10,887         46,572

1963          1,523         12,348           22,348         17,987           28,350           14,951         61,289

1964          1,697         14,045           24,045         19,360           34,177           17,817         71,355

1965          1,844         15,889           25,889         19,925           39,778           20,215         79,919

1966          2,271         18,160           28,160         17,611           40,060           19,975         77,646

1967          2,568         20,728           30,728         19,285           49,173           24,377         92,836

1968          3,154         23,882           33,882         20,903           58,855           29,827         109,585

1969          3,762         27,644           37,644         17,930           56,040           29,245         103,215

1970          4,168         31,812           41,812         14,506           51,046           27,805          93,358

1971          4,424         36,236           46,236         16,482           60,754           35,762         112,999

1972          4,711         40,947           50,947         16,990           66,765           41,470         125,226

1973          5,069         46,016           56,016         15,842           65,343           43,614         124,799

1974          7,273         53,289           63,289         12,474           51,452           41,195         105,121

1975          7,300         60,589           70,589         14,788           60,997           56,410         132,196

1976          7,881         68,470           78,470         17,516           75,084           74,778         167,378

1977          8,604         77,074           87,074         16,952           78,992           80,489         176,433


                Illustration of a $10,000 investment in AMF with
  dividends reinvested and capital gain distributions taken in shares (cont.)
   (For the lifetime of the Fund, February 21, 1950 through October 31, 1998)
            COST OF SHARES                                VALUE OF SHARES

Fiscal       Annual        Total                          From             From              From

Year End     Income        Dividends        Investment    From Initial     Capital Gains     Dividends      Total

10/31        Dividends     (cumulative)     Cost          Investment       Reinvested        Reinvested     Value



1978         $  9,989      $  87,063        $  96,063     $  17,516        $  88,475         $  92,954      198,946

1979         11,322         98,385          108,385       18,702           103,900           110,202        232,804

1980         13,854        112,239          122,239       22,295           135,430           145,858        303,583

1981         16,351        128,590          138,590       22,559           147,794           163,762        334,115

1982         26,841        155,431          165,431       24,271           194,579           207,586        426,436

1983         26,227        181,658          191,658       28,391           245,862           270,661        544,914

1984         26,606        208,264          218,264       27,413           260,469           289,276        577,158

1985         30,124        238,388          248,388       30,310           319,637           351,885        701,833

1986         34,058        272,446          282,446       35,974           423,333           453,760        913,068

1987         39,285        311,731          321,731       34,167           459,703           467,015        960,885

1988         50,009        361,740          371,740       35,108           513,718           532,370        1,081,197

1989         59,908        421,648          431,648       38,627           610,639           650,516        1,299,783

1990         66,101        487,749          497,749       33,697           577,410           628,233        1,239,341

1991         71,766        559,515          569,515       39,473           692,080           812,853        1,544,407

1992         67,509        627,024          637,024       40,056           755,215           894,738        1,690,010

1993         70,887        697,911          707,911       43,669           910,544           1,050,642      2,004,855

1994         76,471        774,382          784,382       40,640           943,396           1,055,828      2,039,865

1995         83,156        857,538          867,538       45,475           1,155,434         1,272,525      2,473,435

1996         90,173        947,711          957,711       49,934           1,398,546         1,492,249      2,940,729

1997         95,004        1,042,715        1,052,715     56,707           1,798,200         1,797,281      3,652,188

1998         104,111       1,146,826        1,156,826     58,664           2,180,807         1,965,981      4,205,452


The dollar amount of capital gain distributions during the period was $1,348,830.


AMERICAN MUTUAL FUND Investment Portfolio
October 31, 1998
                                                                                                    Market       Percent
                                                                                                     Value        of Net
Equity Securities (Common and Preferred Stocks)                                      Shares     (Millions)        Assets
                                                                                 -----------   -----------   -----------
Energy
Energy Sources- 6.56%
Amoco Corp.                                                                         3,350,000      $188.019        1.84%
Ashland Inc.                                                                        1,850,000        89.031           .87
Atlantic Richfield Co.                                                                645,000        44.424           .43
Kerr-McGee Corp.                                                                    1,100,000        43.863           .43
Pennzoil Co.                                                                          700,000        25.113           .25
Phillips Petroleum Co.                                                              2,300,000        99.475           .97
Royal Dutch Petroleum Co. (New York Registered Shares)                              2,000,000        98.500           .96
Texaco Inc.                                                                           699,200        41.471           .41
Ultramar Diamond Shamrock Corp.                                                     1,500,000        40.406           .40
Utilities: Electric & Gas- 3.80%
Ameren Corp.                                                                          300,000        11.981           .12
American Electric Power Co., Inc.                                                     200,000         9.788           .10
Carolina Power & Light Co.                                                            200,000         9.175           .09
Central and South West Corp.                                                        3,687,800       102.567          1.00
Consolidated Edison, Inc.                                                           1,085,700        54.421           .53
Duke Energy Corp.                                                                     600,000        38.812           .38
FPL Group, Inc.                                                                       500,000        31.281           .31
New Century Energies, Inc.                                                          2,000,000        96.625           .94
Southern Co.                                                                        1,200,000        33.825           .33
                                                                                                ----------     ---------
                                                                                                  1,058.777         10.36
                                                                                                ----------     ---------
Materials
Chemicals- 4.51%
Air Products and Chemicals, Inc.                                                      400,000        15.100           .15
Dow Chemical Co.                                                                      300,000        28.087           .27
E.I. du Pont de Nemours and Co.                                                     1,925,000       110.687          1.08
Mallinckrodt Inc.                                                                   1,300,000        37.050           .36
Monsanto Co.                                                                        2,350,000        95.469           .93
Morton International, Inc.                                                          3,200,000        79.600           .78
PPG Industries, Inc.                                                                  772,400        44.172           .43
Praxair, Inc.                                                                       1,258,200        50.643           .51
Forest Products & Paper- 2.62%
Fort James Corp.                                                                    1,500,000        60.469           .59
Georgia-Pacific Corp., Georgia-Pacific Group                                          725,000        37.519
Georgia-Pacific Corp., Timber Group                                                   725,000        16.086           .53
International Paper Co.                                                             1,100,000        51.081           .50
Union Camp Corp.                                                                    1,000,000        43.000           .42
Westvaco Corp.                                                                      1,100,000        27.087           .27
Weyerhaeuser Co.                                                                      700,000        32.769           .31
Metals: Nonferrous- 0.43%
Aluminum Co. of America                                                               550,000        43.587           .43
                                                                                                ----------     ---------
                                                                                                    772.406          7.56
                                                                                                ----------     ---------
Capital Equipment
Aerospace & Military Technology- 1.82%
Boeing Co.                                                                            957,100        35.891           .35
Raytheon Co., Class A                                                                 140,600         7.874
Raytheon Co., Class B                                                               1,023,100        59.404           .66
Sundstrand Corp.                                                                      382,600        17.958           .18
United Technologies Corp.                                                             683,100        65.065           .63
Data Processing & Reproduction- 2.85%
Hewlett-Packard Co.                                                                   880,000        52.965           .52
International Business Machines Corp.                                               1,080,000       160.312          1.57
Xerox Corp.                                                                           800,000        77.500           .76
Electrical & Electronic- 0.97%
Emerson Electric Co.                                                                  577,700        38.128           .37
Hubbell Inc., Class B                                                                 720,000        28.710           .28
Lucent Technologies Inc.                                                              400,000        32.075           .32
Electronic Components- 0.25%
Motorola, Inc.                                                                        484,900        25.215           .25
Energy Equipment- 0.33%
Schlumberger Ltd. (Netherlands Antilles)                                              650,000        34.125           .33
Industrial Components- 2.54%
Dana Corp.                                                                            700,000        29.269           .29
Federal-Mogul Corp.                                                                   350,000        18.966
Federal-Mogul Corp. 7.00% convertible preferred (1)                                   500,000        30.375           .49
Genuine Parts Co.                                                                     525,000        16.537           .16
Goodyear Tire & Rubber Co.                                                            700,000        37.712           .37
TRW Inc.                                                                            2,228,900       126.908          1.23
Machinery & Engineering- 1.69%
Briggs & Stratton Corp.                                                               629,100        29.568           .29
Caterpillar Inc.                                                                    1,050,000        47.250           .46
Deere & Co.                                                                         2,714,200        96.015           .94
                                                                                                ----------     ---------
                                                                                                  1,067.822         10.45
                                                                                                ----------     ---------
Consumer Goods
Automobiles- 1.12%
Chrysler Corp.                                                                        350,000        16.844           .16
Ford Motor Co.                                                                        750,000        40.688           .40
General Motors Corp.                                                                  900,000        56.756           .56
Beverages- 0.73%
PepsiCo, Inc.                                                                       2,200,000        74.250           .73
Food & Household Products- 1.18%
Bestfoods                                                                             370,000        20.165           .20
Colgate-Palmolive Co.                                                                 250,000        22.094           .22
ConAgra, Inc.                                                                         400,000        12.175           .12
General Mills, Inc.                                                                   900,000        66.150           .64
Health & Personal Care- 3.91%
Bristol-Myers Squibb Co.                                                              400,000        44.225           .43
Johnson & Johnson                                                                     400,000        32.600           .32
Kimberly-Clark Corp.                                                                  400,000        19.300           .19
Merck & Co., Inc.                                                                     300,000        40.575           .40
Pfizer Inc                                                                            300,000        32.194           .32
Pharmacia & Upjohn, Inc.                                                              647,500        34.277           .34
Schering-Plough Corp.                                                                 710,000        73.041           .71
Warner-Lambert Co.                                                                  1,573,900       123.354          1.20
Recreation, Other Consumer Products- 0.51%
Stanley Works                                                                       1,750,000        52.500           .51
Textiles & Apparel- 0.70%
NIKE, Inc., Class B                                                                   679,600        29.690           .29
VF Corp.                                                                            1,000,000        41.812           .41
                                                                                                ----------     ---------
                                                                                                    832.690          8.15
                                                                                                ----------     ---------
Services
Broadcasting & Publishing- 0.44%
Gannett Co., Inc.                                                                     725,900        44.915           .44
Business & Public Services- 1.79%
Browning-Ferris Industries, Inc.                                                    2,946,900       104.431          1.02
Electronic Data Systems Corp.                                                       1,050,000        42.722           .42
Waste Management, Inc.                                                                800,000        36.100           .35
Leisure & Tourism- 0.21%
McDonald's Corp.                                                                      324,200        21.681           .21
Merchandising- 3.06%
Albertson's, Inc.                                                                     800,000        44.450           .44
American Stores Co.                                                                   434,500        14.148           .14
May Department Stores Co.                                                           1,149,100        70.095           .68
J.C. Penney Co., Inc.                                                               2,429,100       115.382          1.13
Wal-Mart Stores, Inc.                                                               1,000,000        69.000           .67
Telecommunications- 9.33%
Ameritech Corp.                                                                     6,172,800       332.945          3.26
AT&T Corp.                                                                          4,575,000       284.794          2.79
GTE Corp.                                                                           1,177,500        69.104           .68
SBC Communications Inc.                                                             2,200,000       101.888          1.00
Sprint Corp.                                                                        1,225,000        94.019           .92
U S WEST, Inc.                                                                      1,200,000        68.850           .68
Transportation: Rail & Road- 1.63%
Norfolk Southern Corp.                                                              3,890,000       128.127          1.25
Union Pacific Corp.                                                                   800,000        38.100           .38
                                                                                                ----------     ---------
                                                                                                  1,680.751         16.46
                                                                                                ----------     ---------
Finance
Banking- 12.68%
AmSouth Bancorporation                                                              1,972,000        79.003           .77
BankAmerica Corp.                                                                   1,338,000        76.851           .75
Bankers Trust Corp. (formerly Bankers Trust New York Corp.)                           645,000        40.514           .40
Bank of New York Co., Inc.                                                            750,000        23.672           .23
Bank One Corp. (formerly Banc One Corp.)                                            2,920,000       142.715          1.40
Chase Manhattan Corp.                                                               1,218,900        69.249           .68
Comerica Inc.                                                                       1,500,000        96.750           .95
Crestar Financial Corp.                                                               800,000        52.700           .52
Firstar Corp.                                                                       2,200,000       124.850          1.22
First Security Corp.                                                                3,206,250        65.528           .64
First Union Corp.                                                                   2,067,000       119.886          1.17
Fleet Financial Group, Inc.                                                         1,600,000        63.900           .63
Huntington Bancshares Inc.                                                          1,320,000        37.950           .37
KeyCorp                                                                             1,800,000        54.563           .53
J.P. Morgan & Co. Inc.                                                                250,000        23.563           .23
PNC Bank Corp.                                                                        400,000        20.000           .20
U.S. Bancorp                                                                        1,200,000        43.800           .43
Wachovia Corp.                                                                      1,100,000        99.962           .98
Wells Fargo & Co.                                                                     160,000        59.200           .58
Financial Services- 2.43%
Associates First Capital Corp., Class A                                               196,668        13.865           .14
Fannie Mae                                                                          1,180,000        83.559           .82
Household International, Inc.                                                       2,424,800        88.657           .87
Transamerica Corp.                                                                    600,000        62.400           .60
Insurance- 3.47%
Allstate Corp.                                                                      1,500,000        64.594           .63
American General Corp.                                                              1,010,000        69.185           .68
Aon Corp.                                                                             427,000        26.474           .26
Jefferson-Pilot Corp.                                                                 800,000        48.600           .48
Lincoln National Corp.                                                                600,000        45.525           .45
Marsh & McLennan Companies, Inc.                                                      400,000        22.200           .22
St. Paul Companies, Inc.                                                            2,340,000        77.512           .75
                                                                                                ----------     ---------
                                                                                                  1,897.227         18.58
                                                                                                ----------     ---------
Multi-Industry  &  Miscellaneous
Multi-Industry- 0.98%
AlliedSignal Inc.                                                                     800,000        31.150           .30
Harsco Corp.                                                                          299,900         9.822           .10
Textron Inc.                                                                          800,000        59.500           .58
Miscellaneous- 0.75%
Other equity securities in initial period of acquisition                                             77.101           .75
                                                                                                ----------     ---------
                                                                                                    177.573          1.73
                                                                                                ----------     ---------
TOTAL EQUITY SECURITIES (cost $4,448.251 million)                                                 7,487.246         73.29
                                                                                                ----------     ---------
                                                                                  Principal
Bonds & Notes                                                                         Amount
-----------------------------------------------------------------                  ---------     ---------     ---------
Corporate- 0.13%
J.C. Penney Co., Inc. 9.05% 2001                                                  $12,000,000        12.909           .13
Federal Agency- 0.69%
Federal Farm Credit Government Agency 4.85%-5.32% 1999                             70,000,000        69.985           .69
U.S. Treasury Obligations- 4.87%
12.375% May 2004                                                                   50,000,000        69.023           .68
7.75% February 2001                                                                56,000,000        60.113           .59
5.625% November 2000                                                               90,000,000        92.306           .90
6.25% August 2000                                                                  90,000,000        92.995           .91
6.375% May 2000                                                                    90,000,000        92.686           .91
5.625% November 1999                                                               90,000,000        91.139           .88
                                                                                                ----------     ---------
TOTAL BONDS & NOTES (cost: $572.575 million)                                                        581.156          5.69
                                                                                                ----------     ---------
TOTAL INVESTMENT SECURITIES (cost: $5,020.826 million)                                            8,068.402         78.98
                                                                                                ----------     ---------
Short-Term Securities
Corporate Short-Term Notes- 13.33%
American Express Credit Corp. 5.02% - 5.05% due 12/17/98-1/6/99                    70,600,000        69.990           .69
BellSouth Telecommunications, Inc. 4.95%-5.32% due 12/3-12/9/98                    68,400,000        68.059           .67
Coca-Cola Co. 5.11%-5.12% due 11/25-12/22/98                                       77,400,000        76.962           .75
E.I. du Pont de Nemours and Co. 5.05%-5.40% due 11/24-12/2/98                      83,290,000        82.958           .81
Eli Lilly and Co. 5.37% due 12/11/98                                               20,000,000        19.884           .19
Ford Motor Credit Co. 5.00%-5.05% due 12/14/98-1/7/99                              70,800,000        70.288           .69
Gannett Co., Inc. 5.02% due 11/9/98                                                37,400,000        37.353           .37
General Electric Capital Corp. 5.50%-5.72% due 11/2-11/23/98                       57,100,000        56.955           .56
Gillette Co. 4.98%-5.48% due 11/2/98-1/5/99 (1)                                    89,800,000        89.336           .87
H.J. Heinz Co. 5.17%-5.40% due 11/16-11/20/98                                      65,100,000        64.920           .64
IBM Credit Corp. 5.49% due 11/2/98                                                 50,000,000        49.985           .49
Johnson & Johnson 4.90% due 1/22/99  (1)                                           50,000,000        49.420           .48
Lucent Technologies Inc. 5.00%-5.21% due 11/18-11/30/98                            98,300,000        97.990           .96
Minnesota Mining and Manufacturing Co. 5.05%-5.47% due 11/16/98-1/21/99            98,296,000        97.721           .96
Monsanto Co. 5.51% due 11/6/98                                                     25,000,000        24.977           .24
Motorola, Inc. 5.10%-5.15% due 12/1-12/28/98                                       65,000,000        64.621           .63
Procter & Gamble Co. 5.00%-5.47% due 11/4-12/1/98                                  81,900,000        81.685           .80
Sara Lee Corp. 4.93% due 12/21/98                                                  77,600,000        77.058           .75
Shell Oil Co. 5.13% due 12/7/98                                                    50,000,000        49.736           .49
U S WEST Communications, Inc. 5.49% due 11/17/98                                   25,000,000        24.937           .24
Xerox Corp. 4.95%-5.45% due 11/5/98-1/11/99                                       106,600,000       106.023          1.05
Federal Agency Discount Notes- 7.96%
Fannie Mae 5.06%-5.41% due 11/25/98-3/18/99                                       211,200,000       208.745          2.04
Federal Home Loan Banks 5.02%-5.40% due 11/12-12/16/98                            192,000,000       191.152          1.87
Freddie Mac 4.98%-5.42% due 11/3/98-2/25/99                                       416,403,000       413.596          4.05
                                                                                                ----------     ---------
TOTAL SHORT-TERM SECURITIES (cost:$2,174.126 million)                                             2,174.351         21.29
Excess of payables over cash and receivables                                                         27.389           .27
                                                                                                ----------     ---------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES, NET OF PAYABLES                                2,146.962         21.02
                                                                                                ----------     ---------
NET ASSETS                                                                                       10,215.364        100.00
                                                                                                ----------     ---------

(1)Purchased in a private placement transaction;
 resale to the public may require
 registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

American Mutual Fund  Financial Statements
-------------------------------------------------- -----------    -----------
Statement of Assets and Liabilities                               (dollars in
at October 31, 1998                                                 millions)
-------------------------------------------------- -----------    -----------
Assets:
Investment securities at market
 (cost: $5,020.826)                                                $8,068.402
Short-term securities
 (cost: $2,174.126)                                                 2,174.351
Cash                                                                     .813
Receivables for-
 Sales of investments                                  $17.445
 Sales of fund's shares                                  5.501
 Dividends and interest                                 24.957         47.903
                                                   -----------    -----------
                                                                   10,291.469
Liabilities:
Payables for-
 Purchases of investments                               63.766
 Repurchases of fund's shares                            6.105
 Management services                                     2.363
 Other expenses                                          3.871         76.105
                                                   -----------    -----------
Net Assets at October 31, 1998-
 Equivalent to $31.18 per share on
 327,610,869 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                               $10,215.364
                                                                  ===========

-------------------------------------------------- -----------    -----------
Statement of Operations                                           (dollars in
for the year ended October 31, 1998                                 millions)
-------------------------------------------------- -----------    -----------
Investment Income:
Income:
 Dividends                                         $   175.475
 Interest                                              155.195       $330.670
                                                   -----------
Expenses:
 Management services fee                                27.972
 Distribution expenses                                  21.106
 Transfer agent fee                                      4.441
 Reports to shareholders                                  .238
 Registration statement and
  prospectus                                              .358
 Postage, stationery and supplies                         .977
 Directors' fees                                          .173
 Auditing and legal fees                                  .062
 Custodian fee                                            .134
 Taxes other than federal income tax                      .091
 Other expenses                                           .065         55.617
                                                   -----------    -----------
 Net investment income                                                275.053
                                                                  -----------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                  1,003.521
 Net increase in unrealized appreciation on
  investments:
  Beginning of year                                  2,932.208
  End of year                                        3,047.801        115.593
                                                   -----------    -----------
  Net realized gain and unrealized
   appreciation on investments                                      1,119.114
                                                                  -----------
Net Increase in Net Assets Resulting
 from Operations                                                   $1,394.167
                                                                   ==========


-------------------------------------------------- -----------    -----------
Statement of Changes in Net Assets                                (dollars in
                                                                    millions)
-------------------------------------------------- -----------    -----------
                                                   Year ended            10/31
                                                          1998            1997
                                                   -----------    -----------
Operations:
Net investment income                              $   275.053    $   254.684
Net realized gain on investments                     1,003.521        758.879
Net increase in unrealized appreciation
 on investments                                        115.593        832.953
                                                   -----------    -----------
 Net increase in net assets
  resulting from operations                          1,394.167      1,846.516
                                                   -----------    -----------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                  (260.046)      (246.337)
Distributions from net realized
 gain on investments                                  (769.233)      (468.836)
                                                   -----------    -----------
 Total dividends and distributions                  (1,029.279)      (715.173)
                                                   -----------    -----------
Capital Share Transactions:
Proceeds from shares sold:
 28,085,473 and 29,819,522
 shares, respectively                                  855.659        828.652
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 31,459,296 and 24,433,383
 shares, respectively                                  928.317        643.000
Cost of shares repurchased:
 42,580,163 and 35,919,460
 shares, respectively                               (1,295.650)      (999.921)
                                                   -----------    -----------
 Net increase in net assets
  resulting from capital share
  transactions                                         488.326        471.731
                                                   -----------    -----------
Total Increase in Net Assets                           853.214      1,603.074

Net Assets:
Beginning of year                                    9,362.150      7,759.076
                                                   -----------    -----------
End of year (including undistributed
 net investment income: $68.123
 and $53.085, respectively)                        $10,215.364     $9,362.150
                                                    ==========     ==========



 See Notes to Financial Statements

American Mutual Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of October 31, 1998, net unrealized appreciation on investments for federal income tax purposes aggregated $3,048,550,000, of which $3,140,108,000 related to appreciated securities and $91,558,000 related to depreciated securities. During the year ended October 31, 1998, the fund realized, on a tax basis, a net capital gain of $1,004,129,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $7,194,203,000 at October 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $27,972,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

  DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1998, distribution expenses under the Plan were $21,106,000. As of October 31, 1998, accrued and unpaid distribution expenses were $3,397,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,200,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.
 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,441,000.

 DEFERRED DIRECTORS' FEES -   Directors who are unaffiliated with CRMC may
elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1998, aggregate amounts deferred and earnings thereon were $502,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $2,277,778,000 and $2,682,549,000 respectively, during the year ended October 31, 1998.

 As of October 31, 1998, accumulated undistributed net realized gain on investments was $929,002,000 and additional paid-in capital was $5,842,827,000. The fund reclassified $31,000 to undistributed net investment income from additional paid-in capital and $51,810,000 from undistributed net realized gains to additional paid-in capital for the year ended October 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $134,000 includes $31,000 that was paid by these credits rather than in cash.


American Mutual Fund
Per-Share Data and Ratios       Year ended October 31

                                   -------   -------  -------    -------   -------
                                      1998      1997     1996       1995      1994
                                   -------   -------  -------    -------   -------
Net Asset Value, Beginning of
 Year                               $30.14    $26.54     24.17    $21.60    $23.21
                                   -------   -------  -------    -------   -------
 Income from Investment
  Operations:
  Net investment income                .84       .83      .84        .87       .88
  Net realized and unrealized
  gain (loss) on investments          3.48      5.19      3.52      3.41      (.54)
                                   -------   -------  -------    -------   -------
   Total income from
    investment operations             4.32      6.02     4.36       4.28       .34
                                   -------   -------  -------    -------   -------
 Less Distributions:
  Dividends from net investment
   income                             (.80)     (.81)    (.84)      (.84)     (.84)
  Distributions from net
   realized gains                    (2.48)    (1.61)   (1.15)      (.87)    (1.11)
                                   -------   -------  -------    -------   -------
   Total distributions               (3.28)    (2.42)   (1.99)     (1.71)    (1.95)
                                   -------   -------  -------    -------   -------
Net Asset Value, End of Year        $31.18    $30.14   $26.54     $24.17    $21.60
                                   =======   =======  =======    =======   =======

Total Return/1/                     15.15%    24.19%   18.89%     21.25%      1.75%


Ratios/Supplemental Data:
Net assets, end of year (in
 millions)                         $10,215    $9,362   $7,759     $6,552     $5,397
Ratio of expenses to average
 net assets                            .56%     .58%     .59%       .59%       .60%
Ratio of net income to average
 net assets                           2.75%    2.95%    3.36%      3.92%      4.07%
Portfolio turnover rate             28.97%    19.16%   24.21%     23.31%     18.46%



/1/Excludes maximum sales charge of
 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc., (the "Fund"),including the investments portfolio, as of October 31, 1998,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
November 30, 1998


TAX INFORMATION (UNAUDITED)

 We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


      Dividends and Distributions per Share

To Shareholders         Payment Date            From Net        From Net      From Net
of Record                                       Investment      Realized      Realized
                                                Income          Short-        Long-
                                                                Term          term
                                                                Gains         Gains

December 5,1997         December 8,1997         $.20            $.056         $2.424

March 27,1998           March 30,1998            .20            -             -

June 26,1998            June 29,1998             .20            -             -

September 25,1998       September 28,1998        .20            -             -


 The funds also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 63% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 12% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



                                      PART C
                                OTHER INFORMATION
                             AMERICAN MUTUAL FUND, INC.

ITEM 23. EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(b) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(c) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(d) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(e) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(f) None.

(g) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(h) None.

(i) Not applicable to this filing.

(j) Consent of Independent Auditors.

(k) None.

(l) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(m) Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).

(n) EX-27 Financial data schedule (EDGAR).

(o) None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and Trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible under the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Article VII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be consistent with the law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with the law."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(b)    (1)                                    (2)                                (3)



       NAME AND PRINCIPAL                     POSITIONS AND OFFICES              POSITIONS AND OFFICES

       BUSINESS ADDRESS                       WITH UNDERWRITER                   WITH REGISTRANT



       David L. Abzug                         Regional Vice President            None

       27304 Park Vista Road
       Agoura Hills, CA  91301



       John A. Agar                           Vice President                     None
       1501 N. University, Suite 227A
       Little Rock, AR  72207



       Robert B. Aprison                      Vice President                     None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                     Vice President                     None



       Steven L. Barnes                       Senior Vice President              None

       5400 Mount Meeker Road

       Boulder, CO  80301



B      Carl R. Bauer                          Assistant Vice President           None

       Michelle A. Bergeron                   Vice President                     None
       4160 Gateswalk Drive
       Smyrna, GA  30080



       Joseph T. Blair                        Senior Vice President              None

       27 Drumlin Road

       West Simsbury, CT  06092



       John A. Blanchard                      Vice President                     None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                          Senior Vice President              None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Michael L. Brethower                   Senior Vice President              None

       2320 North Austin Avenue

       Georgetown, TX  78626



       C. Alan Brown                          Regional Vice President            None

       4129 Laclede Avenue
       St. Louis, MO  63108



H      J. Peter Burns                         Vice President                     None



       Brian C. Casey                         Regional Vice President            None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                      Senior Vice President              None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                  Senior Vice President              None

       111 W. Chicago Avenue, Suite G3

       Hinsdale, IL  60521



       Denise M. Cassin                        Vice President                    None

       1301 Stoney Creek Drive

       San Ramon, CA  94538



L      Larry P. Clemmensen                    Director                           None



L      Kevin G. Clifford                      Director, President and Co-        None
                                              Chief Executive Officer



       Ruth M. Collier                        Senior Vice President              None

       145 West 67th St., #12K

       New York, NY  10023



S      David Coolbaugh                        Assistant Vice President           None



       Thomas E. Cournoyer                    Vice President                     None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                   Senior Vice President              None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting                        Vice President                     None



       Daniel J. Delianedis                   Regional Vice President            None

       8689 Braxton Drive

       Eden Prairie, MN  55347



       Michael A. Dilella                     Vice President                     None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                        Senior Vice President              None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                          Senior Vice President              None

       633 Menlo Avenue, Suite 210

       Menlo Park, CA  94025



       Peter J. Doran                         Senior Vice President              None

       1205 Franklin Avenue

       Garden City, NY  11530



L      Michael J. Downer                      Secretary                          None



       Robert W. Durbin                       Vice President                     None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                       Senior Vice President              None



L      Paul H. Fieberg                        Senior Vice President              None



       John Fodor                              Vice President                    None

       15 Latisquama Road

       Southborough, MA  01772



L      Mark P. Freeman, Jr.                   Director                           None



       Clyde E. Gardner                       Senior Vice President              None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford                    Vice President                     None



       Jeffrey J. Greiner                     Vice President                     None

       12210 Taylor Road

       Plain City, OH  43064

L      Paul G. Haaga, Jr.                     Director                           None



B      Mariellen Hamann                       Assistant Vice President           None



       David E. Harper                        Senior Vice President              None

       R.D. 1, Box 210, Rte 519

       Frenchtown, NJ  08825



       Ronald R. Hulsey                       Vice President                     None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                        Regional Vice President            None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



L      Robert L. Johansen                     Vice President                     None



       Michael J. Johnston                    Director                           None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                       Vice President                     None



       Arthur J. Levine                       Senior Vice President              None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis                          Assistant Vice President           None



       T. Blake Liberty                       Regional Vice President            None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark Lien                              Regional Vice President            None
       5570 Beechwood Terrace
       West Des Moines, IA  50266

L      Lorin E. Liesy                         Assistant Vice President           None



L      Susan G. Lindgren                      Vice President -                   None
                                              Institutional

                                              Investment Services



LW     Robert W. Lovelace                     Director                           None



       Stephen A. Malbasa                     Vice President                     None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                       Senior Vice President              None

       5241 South Race Street

       Littleton, CO  80121



L      J. Clifton Massar                      Director, Senior Vice              None
                                              President



L      E. Lee McClennahan                     Senior Vice President              None



L      Jamie R. McCrary                       Assistant Vice President           None



S      John V. McLaughlin                     Senior Vice President              None



       Terry W. McNabb                        Vice President                     None

       2002 Barrett Station Road

       St. Louis, MO  63131



L      R. William Melinat                     Vice President -                   None
                                              Institutional

                                              Investment Services



       David R. Murray                        Vice President                     None

       60 Briant Drive

       Sudbury, MA  01776



       Stephen S. Nelson                      Vice President                     None

       P.O. Box 470528

       Charlotte, NC  28247-0528



       William E. Noe                         Regional Vice President            None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                         Vice President                     None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372

       Eric P. Olson                          Vice President                     None

       62 Park Drive

       Glenview, IL  60025



       Fredric Phillips                       Senior Vice President              None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                    Assistant Vice President           None



       Carl S. Platou                         Vice President                     None

       4021 96th Avenue, S.E.

       Mercer Island, WA  98040



L      John O. Post                           Vice President                     None



S      Richard P. Prior                       Assistant Vice President           None



       Steven J. Reitman                      Senior Vice President              None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                        Vice President                    None

       P.O. Box 472245

       Charlotte, NC  28247



       George S. Ross                         Senior Vice President              None

       55 Madison Avenue

       Morristown, NJ  07962



L      Julie D. Roth                          Vice President                     None



L      James F. Rothenberg                    Director                           None



       Douglas F. Rowe                        Vice President                     None

       30008 Oakland Hills Drive

       Georgetown, TX  78628



       Christopher S. Rowey                   Regional Vice President            None

       9417 Beverlywood Street

       Los Angeles, CA  90034



       Dean B. Rydquist                       Senior Vice President              None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005

       Richard R. Samson                      Senior Vice President              None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                    Vice President                     None

       31465 St. Andrews

       Westlake, OH  44145



L      R. Michael Shanahan                    Director                           None



       David W. Short                         Director, Chairman of the          None
       1000 RIDC Plaza, Suite 212             Board and Co-Chief Executive
       Pittsburgh, PA  15238                  Officer



       William P. Simon, Jr.                  Senior Vice President              None

       912 Castlehill Lane

       Devon, PA  91333



L      John C. Smith                          Assistant Vice President -         None
                                              Institutional Investment
                                              Services



       Rodney G. Smith                        Vice President                     None

       100 N. Central Expressway
       Suite 1214

       Richardson, TX  75080



       Tony Soave                             Regional Vice President            None
       8831 Morning Mist Drive
       Clarkston, MI  48348

       Nicholas D. Spadaccini                 Regional Vice President            None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                   Assistant Vice President           None



       Daniel S. Spradling                    Senior Vice President              None

       181 Second Avenue
       Suite 228

       San Mateo, CA  94401



B      Max D. Stites                          Vice President                     None



       Thomas A. Stout                        Regional Vice President            None

       3919 Whooping Crane Circle
       Virginia Beach, VA  23455





       Craig R. Strauser                      Vice President                     None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                   Senior Vice President              None

       31641 Saddletree Drive

       Westlake Village, CA  91361



L      Drew W. Taylor                         Assistant Vice President           None



S      James P. Toomey                         Vice President                    None



I      Christopher E. Trede                    Vice President                    None



       George F. Truesdail                    Vice President                     None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                   Vice President                     None

       60 Reedland Woods Way

       Tiburon, CA  94920



       Thomas E. Warren                       Regional Vice President            None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                          Senior Vice President,             None
                                              Treasurer



       Gregory J. Weimer                      Vice President                     None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                       Director                           None



       George Wenzel                          Regional Vice President            None
       3406 Shakespeare Drive
       Troy, MI  48084

       N. Dexter Williams                     Senior Vice President              None
       P.O. Box 2200
       Danville, CA  94526



       Timothy J. Wilson                      Vice President                     None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                      Vice President                     None



H      Marshall D. Wingo                      Director, Senior Vice              None
                                              President



L      Robert L. Winston                      Director, Senior Vice              None
                                              President



       William R. Yost                        Vice President                     None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Janet M. Young                         Regional Vice President            None

       1616 Vermont

       Houston, TX  77006



       Scott D. Zambon                        Regional Vice President            None

       320 Robinson Drive

       Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640 and 5300 Robin Hood Road, Norfolk, VA 23514.

Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

  n/a

                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California on the 28th day of December, 1998.

AMERICAN MUTUAL FUND, INC.
By  /s/ JAMES K. DUNTON
James K. Dunton, Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on December 28, 1998, by the following persons in the capacities indicated.

       SIGNATURE                            TITLE



(1)    Chief Executive Officer:





       /s/ JAMES K. DUNTON

       (James K. Dunton)



(2)    Principal Financial Officer and

       Principal Accounting Officer:





       /s/ SHERYL F. JOHNSON

       (Sheryl F. Johnson)



(3)    Directors:



       H. Frederick Christie*               Director

       E. H. Clark, Jr.*                    Director

       Mary Anne Dolan*                     Director

       /s/ JAMES K. DUNTON                  Chairman of the Board
       (James K. Dunton)

       Martin Fenton, Jr.*                  Director

       E. Eric Johnson*                     Director

       Mary Myers Kaupilla*                 Director

       Jon B. Lovelace, Jr.*                Director

       Robert G. O'Donnell                  President and Director

       James W. Ratzlaff*                   Vice Chairman of the Board

       Olin C. Robison*                     Director


*By /s/ VINCENT P. CORTI
  (Vincent P. Corti, Attorney-in-Fact)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

/s/ Michael J. Downer
(Michael J. Downer)